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                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-91809, 333-93753 and 333-93751 of Interspeed, Inc. on Form S-8 of our
report dated October 21, 1999, appearing in this Annual Report on Form 10-K/A of Interspeed, Inc. for the year ended September 30, 1999.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 2000